Investor Presentation July 2015 Exhibit 99.1

Oracle: Business and Performance Overview
US$38.2 billion total GAAP revenue in FY 2015
100% of the Fortune 100 are customers
Over 400,000 customers in 145+ countries
Invested $5.5 billion in R&D in FY 2015
Approximately 132,000 employees
#1
provider
of
enterprise
software
worldwide
and
leading
provider
of
hardware
and
services
for
Oracle
database and middleware software, application software, cloud infrastructure, and hardware systems
Stock
chart:
FactSet
Research.
Prices
for
the
last
10
years
were
indexed
(6/05
–
6/15)
2
Oracle Stock has Outperformed
Copyright © 2015,
Oracle and/or its affiliates. All rights reserved.
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
Oracle
S&P 500
Dow Jones
S&P Information Technology

Copyright © 2015,
Oracle and/or its affiliates. All rights reserved.
Transformation to the Cloud Accelerates
Oracle’s primary area of focus over the next few years is becoming the #1 company in cloud computing’s
two most profitable segments –
SaaS
and PaaS
Software and Cloud Revenue
Cloud Revenue
Unrelenting Growth in Cloud
3
Cloud business growing at a $2.3
billion run rate
Q4 SaaS/PaaS bookings grew 200%
-
3
rd
consecutive quarter of 100%
growth
-
Bookings –
leading indicator of
revenue growth
SaaS/PaaS revenue up 29% in Q4;
up 32% in FY15
0
5
10
15
20
25
30
FY10
FY11
FY12
FY13
FY14
FY15
Software and Cloud
FY10
FY11
FY12
FY13
FY14
FY15
0.0
0.5
1.0
1.5
2.0
2.5
IaaS
SaaS/PaaS
1 Year
CAGR
+32%
+33%
5 Year
CAGR
+75%
+16%
1 Year
CAGR
+1%
5 Year
CAGR
+7%

Copyright © 2015,
Oracle and/or its affiliates. All rights reserved.
Disciplined Allocation of Capital, With Emphasis on
Returning Capital to Shareholders
In the Last 5 Years:
Over $44 billion of capital returned to
shareholders
68% of cumulative free cash flow
(85% over last 3 years)
25% of current market
capitalization
Quarterly dividends per share
increased
200%
4
(US$ in Billions)
2011
2012
2013
2014
2015
Capital Expenditures
Acquisitions
Dividends
Share Repurchases
$0.5
$0.6
$0.7
$0.6
$1.4
$1.8
$4.7
$3.3
$3.5
$6.2
$1.1
$1.2
$1.4
$2.2
$2.3
$1.2
$5.9
$11.0
$9.8
$8.1
FY

Copyright © 2015,
Oracle and/or its affiliates. All rights reserved.
Summary of Shareholder Feedback
Oracle
continues
to
expand
the
scope
and
improve
the
quality
of
its
engagement
with
shareholders
–
in
the last fiscal year:
–
The company’s senior executives and directors (including Compensation Committee members)
engaged with 13 of the top-20 shareholders holding 27% of unaffiliated shares on the topics of compensation and governance
–
Focused on increasing the scope and depth of our engagement
In conversations with shareholders, we heard a focus on the following key areas regarding compensation:
1)
Introduced performance-based (relative and absolute) metrics to our at-risk equity components
2)
Increased the duration of long-term incentives
3)
Reduction in the quantum of pay
In the past year we have transitioned a significant portion of compensation to long-term, performance-
based PSUs, and have taken a number of steps to reduce the overall quantum of compensation
The
Board
and
Compensation
Committee
made
improvements
to
our
compensation
program
and
increased the scope and depth of engagement with our shareholders

Copyright © 2015,
Oracle and/or its affiliates. All rights reserved.
Significant Compensation Program Improvements
Introduced Performance Stock Units (“PSUs”)
PSUs are earned based on relative performance depending on each NEO’s position
PSUs are long-term (4 year term with multiple performance periods, the longest of which is 3 years), performance based, and subject to robust metrics tailored to business responsibilities
Mr. Ellison’s compensation reduced to reflect transition from CEO to Executive
Chairman & Chief Technology Officer roles
Performance-based
compensation
Long-term performance periods
Quantum of pay and equity dilution
Significant changes in ORCL compensation…
…are consistent with investor perspectives
Significantly reduced number of shares subject to stock options granted to
Mr. Ellison, Ms. Catz and Mr. Hurd
Option awards reduced to 5 year terms (from 10 years), significantly reducing value;
maintain long-term vest (4 years)
Continuing to award equity in the form of PSUs
FY15
FY16

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Oracle and/or its affiliates. All rights reserved.
A Structure that Pays for Performance
Annual
performance-based
cash
bonuses
for
Mr.
Ellison,
Ms.
Catz
and
Mr.
Hurd
are
tied
to
the
key
driver
of
shareholder
value
–
our
ability to grow Oracle’s non-GAAP pre-tax profits year-over-year
–
In years where no growth in non-GAAP pre-tax profits is achieved, no performance-based cash bonuses are awarded
–
FY
2015
bonuses
are
expected
to
be
paid out at $0 to Mr. Ellison, Ms. Catz and Mr. Hurd*
–
In
FY
2014
bonuses
paid
out
at
16%
of
target
(~$741,000
for
Mr.
Ellison
and
~$456,000
for
Ms.
Catz
and
Mr.
Hurd)
For
Mr.
Ellison,
Ms.
Catz
and
Mr.
Hurd,
PSU
payouts
are
based
on
Oracle’s
revenue
growth
and
operating
cash
flow
growth
relative
to
select peer company performances
–
25%
of
PSUs
are
tied
to
each
of
4
separate
performance
periods
(representing
a
transition
to
a
3-year
performance
period);
earned shares vest at the end of each period
•
Tranche 1: year 1 performance
•
Tranche 2: weighted average performance for combined years 1 and 2
•
Tranche 3: weighted average performance for combined years 1, 2 and 3
•
Tranche 4: weighted average performance for combined years 2, 3 and 4
Aggregate
Target
PSUs
Eligible
to
Vest
Grant
Date
Value¹
%
of
Target
PSUs
Vesting
Actual
PSUs
Vesting
Illustrative
Value
of
Vested
PSUs²
% Reduction From
Grant
Date Value
Mr. Ellison
140,625
$5,691,094
60.7%
85,358
$3,429,684
(39.7%)
Ms. Catz
171,875
$6,955,781
104,327
$4,191,859
Mr. Hurd
171,875
$6,955,781
104,327
$4,191,859
*The corporate bonus for other executive and non-executive Oracle employees for FY 2015 will be determined and paid in due course consistent with past practice
1
Based on Oracle’s closing share price on July 24, 2014 of $40.47
2
Based on Oracle’s closing share price on July 9, 2015 of $40.18

Disciplined Reduction in Overall Compensation
Since 2012, total compensation has decreased year-over-year for Mr. Ellison
Mr. Ellison
Ms. Catz
Mr. Hurd
1
In
connection
with
the
management
transition,
the
Compensation
Committee
cancelled
1.5
million
equity
equivalent
shares
(750,000
options
and
187,500
PSUs)
of
Mr.
Ellison’s
FY
2015
equity
award
2
In FY 2015, Ms. Catz and Mr. Hurd each received a one-time promotional grant of 1 million equity equivalent shares (500,000 options and 125,000 PSUs) in connection with their promotions to CEOs
3
2016E
reflects
only
the
grant
date
value
of
equity
awards;
equity
awards
have
historically
represented
>95%
of
overall
compensation
for
these
executives
8
Copyright © 2015,
Oracle and/or its affiliates. All rights reserved.
$96
$80
$67
$48
$41
2012
2013
2014
2015
2016E
$52
$44
$38
$44
$41
2012
2013
2014
2015
2016E
$52
$44
$38
$44
$41
2012
2013
2014
2015
2016E
$16
$64
FY
1
2
2
3
3
3
$9
$9
$53
$53
(US$ in Millions)
CTO
President & CFO
CEO
President
CEO
CEO

Copyright © 2015,
Oracle and/or its affiliates. All rights reserved.
Actively Engaged and Responsive Board
“As directors, we are in an oversight role, but we strive to be exposed to the day-to-day business, which helps us to make more informed decisions on what is right for the company and ultimately shareholders.
Directors regularly participate in key customer events including Oracle OpenWorld and Oracle President
Council Forums.”
-
H. Raymond Bingham, Chairman of the Finance and Audit Committee
“As a group, the Board understands the importance of shareholder engagement and we have made extensive efforts to meet with investors in order to best understand their views on executive compensation and other governance-related topics. Through these engagements, we have discussed key areas of focus in the Boardroom and these insights have enriched our decision-making process.”
-
Bruce Chizen, Chairman of the Compensation Committee
“The Board is committed to bringing different substantive areas of expertise, varied perspectives and deep institutional knowledge to the Boardroom. We continually evaluate our current and future potential desired skills mix as the foundation for building an effective Board. We added former Secretary of Defense, CIA
Director and House Budget Committee Chairman Leon Panetta in January 2015.”
-
Michael Boskin, Chairman of the Nominating and Governance Committee

Copyright © 2015, Oracle and/or its affiliates. All rights reserved. Appendix

Copyright © 2015,
Oracle and/or its affiliates. All rights reserved.
Compensation Program Overview & Objectives
Our
goal:
Align
the
interests
of
executive
officers
with
those
of
shareholders;
provide
incentives
to
executive
officers
for
superior
performance;
and
attract
and
retain
highly
talented
and
productive
executive
officers
Compensation
Element
Designed
to Reward
Annual & Long-Term Incentive Metrics
Performance-
Based/
“At
Risk”
Base Salary
Experience, industry
knowledge, duties,
scope of responsibility
N/A
Annual
Performance-Based
Cash
Bonus
Success in achieving
annual results
Bonus
based
on
growth
in
non-GAAP
Pre-Tax
Profits
during
a
fiscal
year
If
non-GAAP
pre-tax
profits
do
not
grow
Y-o-Y,
no
bonus
is
paid
Bonuses
are
expected
to
be
paid
out
at
$0
for
the
top
3
NEOs for
FY
2015
In FY 2014, bonuses paid out at 16% of target
Long-Term
Incentive Compensation
50% target allocation to
Stock
Options and
50%
target allocation to
PSUs at grant date
Success in achieving
sustainable long-term
results
50% of target PSUs are tied to relative growth in total consolidated revenues
on a U.S. GAAP basis
50% of target PSUs are tied to relative growth in total consolidated operating cash flow (OCF)
Objective relative performance metrics –
both revenue and OCF growth
requires
relative
performance
above
the
weighted
average
of
the
peer
group
for
target
payout,
and
performance
in
the
bottom
quartile
of
peer
group results in zero payout

Copyright © 2015,
Oracle and/or its affiliates. All rights reserved.
Sound Compensation and Governance Practices
95%+ of executive compensation is “at risk” or
performance based
Strong historical pay-for-performance alignment
Strong ownership culture –
our executives and directors
hold 26% of Oracle stock and NEOs are subject to robust
ownership guidelines
Double trigger change-in-control benefits under equity
plan
Clawback policy for executive officers
Independent compensation consultant
Commitment to improve dialogue with our shareholders
–
over the last year, representatives of the Board and/or
management discussed executive compensation with 13
of the top-20 shareholders, representing approximately
27% of unaffiliated shares
Annual director elections
Shareholder ability to call a special meeting
Shareholder ability to act by written consent
Director majority voting policy
Diverse and experienced Board with significant
shareholder representation
Independent Presiding Director
100% independent Committees
Ongoing Board refreshment process, with new director
added in 2015
Compensation Governance Practices
Corporate Governance Practices

Copyright © 2015,
Oracle and/or its affiliates. All rights reserved.
"Safe Harbor" Statement: Statements in this presentation relating to Oracle's future plans, expectations, beliefs, intentions and prospects are "forward-looking statements"
and are subject to material risks and uncertainties. A detailed discussion of these factors and other risks that affect our business is contained in our SEC filings, including our most recent reports on Form 10-K and Form 10-Q, particularly under the heading
"Risk Factors." Copies of these filings are available online from the SEC or by contacting
Oracle Corporation's Investor Relations Department at (650) 506-4073 or by clicking on
SEC Filings on Oracle’s Investor Relations website at http://www.oracle.com/investor.
All information set forth in this presentation is current as of July 16, 2015. Oracle undertakes no duty to update any statement in light of new information or future events.
Safe Harbor Statement